Exhibit (21.1)

SUBSIDIARIES OF ECOLAB INC.

Entity Name	State or Other Jurisdiction of Incorporation
NLC Process And Water Services SARL	Algeria
Ecolab (Antigua) Ltd.	Antigua & Barbuda
Anios America S.A.	Argentina
Champion Technologies de Argentina S.R.L.	Argentina
Ecolab Argentina S.R.L.	Argentina
Nalco Argentina S.R.L.	Argentina
Ecolab (Aruba) N.V.	Aruba
Champion Technologies Pty. Ltd.	Australia
Ecolab (Fiji) Pty Limited	Australia
Ecolab AU2 Pty Ltd	Australia
Ecolab Pty Ltd.	Australia
Nalco Australia PTY. LTD.	Australia
Ecolab AT 2 GmbH	Austria
Ecolab GmbH	Austria
Nalco Holdings G.m.b.H.	Austria
Nalco Osterreich Ges m.b.H.	Austria
Nalco Azerbaijan LLC	Azerbaijan
Ecolab Limited	Bahamas
Ecolab Bahrain S.P.C.	Bahrain
Ecolab (Barbados) Limited	Barbados
Ecolab B.V.B.A./S.P.R.L.	Belgium
Ecolab Production Belgium B.V.B.A.	Belgium
Kay BVBA	Belgium
Nalco Belgium BVBA	Belgium
Ecolab BM 1 Limited	Bermuda
Adecom Quimica LTDA	Brazil
Champion Technologies Do Brasil Servicos E Produtos Quimicos Ltda.	Brazil
Ecolab Quimica Ltda.	Brazil
Endoclear Equipamentos Médicos Hospitalares Ltda.	Brazil
Ecolab EOOD	Bulgaria
Ecolab CDN 2 Co.	Canada
Ecolab CDN 4 ULC	Canada
Ecolab Co.	Canada
Nalco Canada ULC	Canada
Nalco CDN 2 Co.	Canada
Nalco Ultrafab ULC	Canada
Les Produits Chimiques ERPAC Inc.	Canada
Ecolab S.A.	Chile
Nalco Industrial Services Chile Limitada	Chile
Ecolab (China) Investment Co., Ltd	China
Ecolab (GZ) Chemicals Limited	China
Ecolab (Taicang) Technology Co., Ltd.	China
Ecolab Chemicals Limited	China
Changzhou Jiayou Chemical Co., Ltd.	China
Changzhou Jiayou Xinye Trading Co., Ltd.	China
Changzhou Jianghai Changjia Transportation Co., Ltd.	China
Guangzhou Green Harbour Environmental Operation Ltd.	China
Guangzhou Green Harbour Termite Control Ltd.	China
Jianghai Environmental Protection Co., Ltd.	China
Nalco (China) Environmental Solution Co. Ltd.	China

Entity Name	State or Other Jurisdiction of Incorporation
Nalco (Shanghai) Trading Co. Ltd.	China
Nalco Industrial Services (Nanjing) Co., Ltd.	China
Nalco Industrial Services (Suzhou) Co., Ltd.	China
Soluscope International Trading (Shanghai) Co., Ltd.	China
Ecolab Colombia S. A.	Colombia
Nalco De Colombia LTDA	Colombia
Ecolab SRL	Costa Rica
Ecolab d.o.o.	Croatia
Ecolab Hygiene s.r.o.	Czech Republic
Nalco Czechia s.r.o.	Czech Republic
Calgon LLC	Delaware
Chamtech, L.L.C.	Delaware
E&M Bio-Chemicals, LLC	Delaware
Ecolab AP Holdings LLC	Delaware
Ecolab Holdings (Europe) LLC	Delaware
Ecolab Holdings Inc.	Delaware
Ecolab Israel Holdings LLC	Delaware
Ecolab Lux Partner LLC	Delaware
Ecolab Manufacturing Inc.	Delaware
Ecolab MT Holdings LLC	Delaware
Ecolab U.S. 2 Inc.	Delaware
Ecolab U.S. 3 LLC	Delaware
Ecolab U.S. 4 LLC	Delaware
Ecolab U.S. 6 Inc.	Delaware
Ecolab U.S. 7 LLC	Delaware
Ecolab US 1 GP	Delaware
Ecolab USA Inc.	Delaware
FPS Region 3, LLC	Delaware
GCS Service, Inc.	Delaware
Microtek Medical Inc.	Delaware
Nalco Cal Water, LLC	Delaware
Nalco Contract Operations, LLC	Delaware
Nalco China Holdings LLC	Delaware
Nalco Company LLC (1)	Delaware
Nalco Crossbow Water LLC	Delaware
Nalco Delaware Company	Delaware
Nalco Energy Services Equatorial Guinea LLC	Delaware
Nalco Energy Services Middle East Holdings, Inc.	Delaware
Nalco Environmental Solutions LLC	Delaware
Nalco European Holding LLC	Delaware
Nalco Fab-Tech LLC	Delaware
Nalco Global Holdings LLC	Delaware
Nalco Holding Company	Delaware
Nalco Industrial Outsourcing Company	Delaware
Nalco International Holdings LLC	Delaware
Nalco Iraq Holding LLC	Delaware
Nalco PWS, INC.	Delaware
Nalco Texas Leasing LLC	Delaware
Nalco Tiorco Middle East Holdings, LLC	Delaware
Nalco Two, INC.	Delaware
Nalco U.S. Holdings LLC	Delaware

(1)This subsidiary also conducts business under the assumed names of NALCO Champion – An Ecolab Company and NALCO Water, An Ecolab Company

Entity Name	State or Other Jurisdiction of Incorporation
Nalco US 1 LLC	Delaware
Nalco US I GP	Delaware
Nalco U.S. 2 Inc.	Delaware
Nalco Worldwide Holdings LLC	Delaware
NALTECH, INC.	Delaware
NDC LLC	Delaware
ONES West Africa LLC	Delaware
Quantum Technical Services, LLC	Delaware
Res-Kem General Water LLC	Delaware
RES-KEM LLC	Delaware
Royal Pest Solutions Inc.	Delaware
Wabasha Leasing LLC	Delaware
Ecolab ApS	Denmark
Nalco Danmark APS	Denmark
Microtek Dominicana S.A.	Dominican Republic
Champion Technologies del Ecuador CIA LTDA. CHAMPIONTECH.	Ecuador
Ecolab Ecuador	Ecuador
Nalco Egypt Trading	Egypt
Nalco Egypt, LTD.	Egypt
Ecolab, S.A. de C.V.	El Salvador
Nalco Champion EG S.A.R.L.	Equatorial Guinea
Nalco Finland Manufacturing OY	Finland
Nalco Finland OY	Finland
Oy Ecolab AB	Finland
Service Tampa, LLC	Florida
Anios Diffusion SAS	France
DMD SAS	France
Ecolab FR 1 SAS	France
Ecolab Pest France SAS	France
Ecolab Production France SAS	France
Ecolab SAS	France
Ecolab SNC	France
Hydenet SAS	France
Laboratoires Anios	France
Nalco France	France
Nalco France SNC	France
Soluscope SAS	France
Nalco Champion Gabon SARL	Gabon
Microtek Medical Holdings Inc.	Georgia
AK Kraus und Hiller Schädlingsbekämpfung GmbH	Germany
Ecolab DE 1 GmbH	Germany
Ecolab Deutschland GmbH	Germany
Ecolab Engineering GmbH	Germany
Ecolab Export GmbH	Germany
Nalco Deutschland GMBH	Germany
Nalco Deutschland Manufacturing GMBH UND CO. KG	Germany
Nalco Grundbesitz GmbH & Co. KG	Germany
Nalco Manufacturing Beteiligungs GMBH	Germany
Nalco Real Estate GmbH	Germany
Nalco Champion Ghana Ltd	Ghana
Nalco Energy Services (Ghana) Limited	Ghana
Ecolab A.E.B.E.	Greece
Ecolab (Guam) LLC	Guam
Ecolab, Sociedad Anonima	Guatemala

Entity Name	State or Other Jurisdiction of Incorporation
Quimicas Ecolab S.A. de C.V.	Honduras
Anios Diffusion Representative Office (Hong Kong)	Hong Kong
Ecolab HK 1 Limited	Hong Kong
Ecolab HK 2 Limited	Hong Kong
Ecolab Limited	Hong Kong
Ecolab Name Holding Limited	Hong Kong
Ecolab Water Holding Limited	Hong Kong
Green Harbour Mainland Holdings Ltd	Hong Kong
Nalco Hong Kong Limited	Hong Kong
Ecolab Hygiene Kft.	Hungary
Nalco Hungary Industrial Commercial LLC	Hungary
Ecolab Food Safety & Hygiene Solutions Private Limited	India
Nalco Water India Limited	India
P.T. Champion Kurnia Djaja Technologies	Indonesia
P.T. Ecolab International Indonesia	Indonesia
P.T. Nalco Champion Indonesia	Indonesia
Ecolab (Holdings) Limited	Ireland
Ecolab Finance Company Designated Activity Company	Ireland
Ecolab IE 1 Designated Activity Company	Ireland
Ecolab Limited	Ireland
Kilco Chemicals (Ireland) Designated Activity Company	Ireland
Ecolab JVZ Limited	Israel
Nalco Israel Industrial Services LTD	Israel
Ecolab Holding Italy S.r.l.	Italy
Ecolab Production Italy Srl	Italy
Ecolab Srl	Italy
Immobiliare R.E.O.P.A. SRL	Italy
Microtek Italy S.r.l.	Italy
Nalco Italiana Holdings S.R.L.	Italy
Nalco Italiana Manufacturing S.R.L.	Italy
Nalco Italiana SrL	Italy
Nuova Farmec S.r.l.	Italy
Ecolab Limited	Jamaica
Ecolab G.K.	Japan
Katayama Nalco INC.	Japan
Nalco Japan G.K.	Japan
Nalco Gulf Limited	Jersey
Ecolab East Africa (Kenya) Limited	Kenya
Ecolab Korea Ltd.	Republic of Korea
Nalco Korea Limited	Republic of Korea
Ecolab, SIA	Latvia
Nalco Libya	Libya
Food Protection Services, L.L.C.	Louisiana
Research Fumigation Company LLC	Louisiana
Ecolab LUX & Co Holdings S.C.A.	Luxembourg
Ecolab LUX 1 Sarl	Luxembourg
Ecolab LUX 2 Sarl	Luxembourg
Ecolab LUX 3 Sarl	Luxembourg
Ecolab LUX 4 Sarl	Luxembourg
Ecolab LUX 7 Sarl	Luxembourg
Ecolab Lux 9 S.a.r.l.	Luxembourg
Ecolab Lux 10 Sarl	Luxembourg
Ecolab Lux 11 Sarl	Luxembourg
Ecolab Lux 12 Sarl	Luxembourg

Entity Name	State or Other Jurisdiction of Incorporation
Ecolab LUX Sarl	Luxembourg
Nalco Luxembourg Holdings SARL	Luxembourg
Nalco Worldwide Holdings S.a.r.l./B.V.	Luxembourg
Ecolab-Importacao E. Exportacao Limitada	Macau
Chemasia Industries SDN. BHD.	Malaysia
CSC Kemico (South East Asia) SDN BHD.	Malaysia
Ecolab Sdn Bhd	Malaysia
Nalco Industrial Services Malaysia SDN. BHD	Malaysia
Ecolab MT Limited	Malta
Microtek Medical Malta Holding Limited	Malta
Microtek Medical Malta Limited	Malta
Champion Technologies Limited	Mauritius
Abednego de Mexico S. de R.L. de C.V.	Mexico
Ecolab Holdings Mexico, S. de R. L. de C. V.	Mexico
Ecolab, S. de R.L. de C.V.	Mexico
Nalco De Mexico, S. de R. L. de C.V.	Mexico
Quimiproductos, S. de R.L. de C.V.	Mexico
Abednego Environmental Services, LLC	Michigan
Abednego Mexico Holdings, LLC	Michigan
Nalco Gulf Response Corp.	Michigan
Ecolab Foundation	Minnesota
Ecolab Maroc Société A Responsabilité Limitée D’associé Unique	Morocco
Champion Technologies B.V.	Netherlands
Champion Technologies Russia and Caspian B.V.	Netherlands
Chemical Innovations NL B.V.	Netherlands
Ecolab B.V.	Netherlands
Ecolab NL 10 B.V.	Netherlands
Ecolab NL 11 B.V.	Netherlands
Ecolab NL 13 B.V.	Netherlands
Ecolab NL 15 BV	Netherlands
Ecolab NL 16 B.V.	Netherlands
Ecolab NL 17 C.V.	Netherlands
Ecolab NL 3 BV	Netherlands
Ecolab NL 4 BV	Netherlands
Ecolab Production Netherlands B.V.	Netherlands
Ecolabone B.V.	Netherlands
Ecolabtwo B.V.	Netherlands
International Water Consultant B.V.	Netherlands
Microtek Medical B.V.	Netherlands
Microtek Medical Holding B.V.	Netherlands
Nalco Dutch Holdings B.V.	Netherlands
Nalco Europe B.V.	Netherlands
Nalco Global Holdings B.V.	Netherlands
Nalco Holding B.V.	Netherlands
Nalco International Holdings B.V.	Netherlands
Nalco Netherlands BV	Netherlands
Nalco Overseas Holding B.V.	Netherlands
Nalco Russian Holding B.V.	Netherlands
Nalco Universal Holdings BV	Netherlands
Nalco Venezuela Holding B.V.	Netherlands
OWT Oil-Water Treatment Services B.V.	Netherlands
Cascade Water Services, Inc.	New York
Nalco Wastewater Contract Operations, Inc.	New York
Ecolab New Zealand	New Zealand

Entity Name	State or Other Jurisdiction of Incorporation
Ecolab y Compañia Colectiva de Responsabilidad Limitada	Nicaragua
Champion Technologies (Nig) Limited	Nigeria
Nalco Associate Investment Co. LTD	Nigeria
Nalco Energy Services Nigeria Limited	Nigeria
Kay Chemical International, Inc.	North Carolina
Mobotec AB, LLC	North Carolina
Ecolab a.s.	Norway
Nalco Norge AS	Norway
Nalco Tiorco Middle East LLC	Oman
Nalco Pakistan (Private) Limited	Pakistan
Ecolab S.A.	Panama
Ecolab PNG Limited	Papua New Guinea
Nanospecialties, LLC	Pennsylvania
Ecolab Perú Holdings S.R.L.	Peru
Ecolab Philippines Inc.	Philippines
Nalco Philippines Inc.	Philippines
Ecolab Production Poland sp. z o.o.	Poland
Ecolab Services Poland Sp. z o o	Poland
Ecolab Sp. z o o	Poland
Nalco Polska Sp. z o. o.	Poland
Nalco Portuguesa (Quimica Industrial) Ltd.	Portugal
Nalco Osterreich Gesellschaft M.B.H. Belgrade, Republic of Serbia	Republic of Serbia
Ecolab s.r.l.	Romania
Service Puerto Rico 4725, LLC	Puerto Rico
Champion Technologies OOO	Russian Federation
Chemoil Service OOO	Russian Federation
Ecolab Services	Russian Federation
Master Chemicals OOO	Russian Federation
Nalco Company OOO	Russian Federation
Nalco ZAO	Russian Federation
Nalco-Element	Russian Federation
OOO Kogalym Chemicals Plan	Russian Federation
Promchimservice Limited Liability Company	Russian Federation
ZAO Ecolab	Russian Federation
Ecolab (St. Lucia) Limited	Saint Lucia
Champion Arabia Ltd.	Saudi Arabia
Nalco Saudi Co. Ltd.	Saudi Arabia
Adam Investment Company Limited	Scotland
R P Adam Limited	Scotland
Ecolab Hygiene d.o.o.	Serbia
CTI Chemicals Asia Pacific Pte. Ltd.	Singapore
Ecolab Pte. Ltd.	Singapore
Ecolab Asia Pacific Pte. Ltd.	Singapore
Nalco Asia Holding Company PTE. LTD.	Singapore
Ecolab s.r.o.	Slovakia
Ecolab d.o.o.	Slovenia
Ecolab (Proprietary) Limited	South Africa
Nalco Africa (PTY.) LTD.	South Africa
Derypol SA	Spain
Ecolab Hispano-Portuguesa S.L.	Spain
Ecolab Spain Services S.L.U.	Spain
Hicopla SL	Spain
Instrunet Hospital SLU	Spain
Nalco Espanola Manufacturing, S.L.U.	Spain

Entity Name	State or Other Jurisdiction of Incorporation
Nalco Española, S.L.	Spain
Ecolab AB	Sweden
Nalco AB	Sweden
Ecolab (Schweiz) GmbH	Switzerland
Ecolab CH 1 GmbH	Switzerland
Ecolab CH 2 GmbH	Switzerland
Ecolab CH 3 GmbH	Switzerland
Ecolab Europe GmbH	Switzerland
Nalco Schweiz GmbH (Nalco Switzerland LLC)	Switzerland
USF Healthcare SA	Switzerland
Ecolab Ltd.	Taiwan
Nalco Taiwan Co., Ltd.	Taiwan
Ecolab East Africa (Tanzania) Limited	Tanzania
Champion ES Holdings Inc.	Texas
Champion Vehicle Leasing LLC	Texas
Fresno Energy LLC	Texas
Ecolab Limited	Thailand
Nalco Industrial Services (Thailand) Co. Ltd.	Thailand
Ecolab (Trinidad and Tobago )Unlimited	Trinidad And Tobago
Deren Ilac Sanayi ve Diş Ticaret Anonim Şirketi	Turkey
Ecolab Temizleme Sistemleri Limited Sirketi	Turkey
Nalco Anadolu Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Oksa Kimya Sanayi A.S.	Turkey
Ecolab East Africa (Uganda) Limited	Uganda
Ecolab LLC	Ukraine
Champion Technologies Middle East FZCO	United Arab Emirates
Ecolab Emirates General Trading LLC	United Arab Emirates
Ecolab Gulf FZE	United Arab Emirates
Calgon Europe Limited	United Kingdom
Champion Technologies Limited	United Kingdom
Ecolab (U.K.) Holdings Limited	United Kingdom
Ecolab Limited	United Kingdom
Enviroflo Engineering Limited	United Kingdom
Houseman Limited	United Kingdom
Hydrosan Limited	United Kingdom
LHS (UK) Limited	United Kingdom
London & General Packaging Ltd	United Kingdom
Microtek Medical Europe Limited	United Kingdom
Midland Research Laboratories UK Limited	United Kingdom
Nalco Acquisition One	United Kingdom
Nalco Acquisition Two Limited	United Kingdom
Nalco Energy Services Limited	United Kingdom
Nalco Energy Services Marketing Limited	United Kingdom
Nalco Holdings UK LIMITED	United Kingdom
Nalco Investments U.K. LIMITED	United Kingdom
Nalco Limited	United Kingdom
Nalco Manufacturing Ltd.	United Kingdom
Nalco North Africa Limited	United Kingdom
Nalco Services, Ltd.	United Kingdom
NALFLOC LIMITED	United Kingdom
Shield Holdings Limited	United Kingdom
Shield Medicare Limited	United Kingdom
Shield Salvage Associates Limited (UK)	United Kingdom
Ecolab S.R.L.	Uruguay

Entity Name	State or Other Jurisdiction of Incorporation
Champion Tecnologias, C.C.A.	Venezuela
Ecolab S.A.	Venezuela
Nalco Venezuela S. C. A.	Venezuela
Ecolab Vietnam Company Limited	Vietnam